UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2022

Global Blood Therapeutics, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-37539	27-4825712
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

181 Oyster Point Blvd
South San Francisco, CA 94080
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (650) 741-7700

 Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	GBT	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

In this report, “GBT”, “Company”, “we”, “our” and “us” means Global Blood Therapeutics, Inc., and/or one or more of our subsidiaries, unless the context otherwise provides.

Item 5.07   Submission of Matters to a Vote of Security Holders.

On September 30, 2022, GBT held a virtual special meeting of its stockholders (the “Special Meeting”) to vote on the proposals identified in the definitive proxy statement of GBT prepared in connection with the Merger Agreement (as defined below) filed with the U.S. Securities and Exchange Commission (the “SEC”) on August 29, 2022 (as supplemented on September 23, 2022), which was first mailed to GBT’s stockholders on August 29, 2022.

As of the close of business on August 24, 2022, the record date for the Special Meeting, there were 67,476,179 shares of common stock, par value $0.001 per share, of GBT (“GBT Common Stock”) issued and outstanding and entitled to vote at the Special Meeting. 73.35% of all of the shares of issued and outstanding GBT Common Stock entitled to vote were represented either virtually or by proxy at the Special Meeting and thus a quorum was present. The tables below detail the final voting results for each proposal:

1.
Proposal to adopt the Agreement and Plan of Merger, dated as of August 7, 2022 (as amended or otherwise modified from time to time, the “Merger Agreement”), by and among Pfizer Inc. (“Parent”), Ribeye Acquisition Corp. (“Merger Sub”) and GBT (the “Merger Proposal”).

Set forth below are the voting results for the Merger Proposal, which was adopted by GBT’s stockholders:

Votes For	Votes Against	Abstentions	Broker Non-Votes
49,038,859	44,357	415,776	0

2.
Proposal to approve, on an advisory (nonbinding) basis, the compensation that may be paid or become payable to GBT’s named executive officers that is based on or otherwise related to the Merger Agreement and the transactions contemplated by the Merger Agreement (the “Non-Binding Compensation Proposal”).

Set forth below are the voting results for the Non-Binding Compensation Proposal, which was approved by GBT’s stockholders:

Votes For	Votes Against	Abstentions	Broker Non-Votes
37,560,560	10,617,797	1,320,635	0

3.
In connection with the Special Meeting, GBT also solicited proxies with respect to the adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies in favor of the Merger Proposal if there were insufficient votes at the time of the Special Meeting (the “Adjournment Proposal”). As there were sufficient votes at the time of the Special Meeting to approve the Merger Proposal, the Adjournment Proposal was unnecessary and such proposal was not submitted to the GBT stockholders for approval at the Special Meeting.

Item 8.01   Other Events.

Pursuant to the Merger Agreement, and upon the terms and subject to the conditions described therein, Merger Sub will merge with and into the Company, with the Company surviving the merger as a wholly owned subsidiary of Parent (the “Merger”). As previously disclosed, under the terms of the Merger Agreement, the consummation of the Merger will take place on the third business day after the satisfaction of the closing conditions set forth in the Merger Agreement (other than those conditions that by their nature are to be satisfied at the closing), unless another date is agreed in writing by GBT, Parent and Merger Sub. As a result of the adoption by GBT stockholders of the Merger Agreement, the Merger is expected to be consummated on October 5, 2022 prior to market open, subject to the satisfaction of the remaining closing conditions.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains forward looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995, related to Parent, GBT and the acquisition of GBT by Parent that are subject to risks, uncertainties and other factors. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including all statements regarding the intent, belief or current expectation of the companies and members of their senior management team. Readers can generally identify forward-looking statements by the use of forward-looking terminology such as “outlook”, “potential”, “continue”, “may”, “seek”, “approximately”, “predict”, “believe”, “expect”, “plan”, “intend”, “poised”, “estimate” or “anticipate” and similar expressions or the negative versions of these words or comparable words, as well as future or conditional verbs such as “will”, “should”, “would”, “likely” and “could”. Forward-looking statements include, without limitation, statements regarding the transactions and related matters; the expected timing of the transactions; the ability to complete the transactions considering the various closing conditions; and any assumptions underlying any of the foregoing. Investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties and are cautioned not to place undue reliance on these forward-looking statements. We can give no assurance that the plans, intentions, expectations or strategies will be attained or achieved, and, furthermore, actual results may differ materially from those described in the forward-looking statements and will be affected by a variety of risks and factors that are beyond our control, including, without limitation, uncertainties as to the timing of the transactions; the risk that the transactions may not be completed in a timely manner or at all; the possibility that any or all of the various conditions to the consummation of the transactions may not be satisfied or waived; the risks that drug-related adverse events may be observed during commercialization or clinical development; the risk that data and results may not meet regulatory requirements or otherwise be sufficient for further development, regulatory review or approval; risks related to clinical trials and other studies (including the anticipated timing of clinical data, the funding therefor, anticipated patient enrollment, trial outcomes, timing or associated costs); the occurrence of any event, change or other circumstance that could give rise to the termination of the definitive agreement for the transactions, including in circumstances which would require GBT to pay a termination fee; the effect of the announcement or pendency of the transactions on GBT’s ability to retain and hire key personnel, its ability to maintain relationships with its third-party payors, customers, distributors, suppliers and others with whom it does business or its operating results and business generally; risks related to diverting management’s attention from GBT’s ongoing business operations; the risk that stockholder litigation in connection with the transactions may result in significant costs of defense, indemnification and liability; difficulties or unanticipated expenses in connection with integrating the companies; and other factors discussed in the “Risk Factors” and the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of GBT’s Annual Report on Form 10-K for the year ended December 31, 2021, filed with the SEC on February 23, 2022, and in GBT’s most recent Quarterly Report on Form 10-Q filed with the SEC, as well as discussions of potential risks, uncertainties and other important factors in our subsequent Current Reports on Form 8-K and other filings with the SEC. In addition to the risks described above, other unknown or unpredictable factors also could affect GBT’s results. As a result of these factors, we cannot assure you that the forward looking statements in this communication will prove to be accurate. Furthermore, if our forward looking statements prove to be inaccurate, the inaccuracy may be material. In light of the significant uncertainties in these forward looking statements, you should not regard these statements as a representation or warranty by us or any other person that we will achieve our objectives and plans in any specified time frame, or at all. The forward looking statements in this communication represent our views as of the date of this communication. We anticipate that subsequent events and developments may cause our views to change. However, while we may elect to update these forward looking statements at some point in the future, we undertake no obligation to publicly update any forward looking statements, whether as a result of new information, future events or otherwise, except as required by law. You should, therefore, not rely on these forward looking statements as representing our views as of any date subsequent to the date of this communication. You should read this communication and the documents that we reference in this communication completely and with the understanding that our actual future results may be materially different from what we expect. We qualify all of our forward looking statements by these cautionary statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL BLOOD THERAPEUTICS, INC.

Date: September 30, 2022	By:	/s/ Jeffrey Farrow
Jeffrey Farrow
Chief Financial Officer